                                                                   EXHIBIT 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Univision Communications Inc.:

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-34559, 333-47017 and 333-56595.

ARTHUR ANDERSEN LLP
Roseland, New Jersey
March 15, 2000